EXHIBIT 10.1


                               SECURITY AGREEMENT


         SECURITY AGREEMENT (this "Agreement"), made this ___ day of January 2005, by and between LUCAS ENERGY TOTAL RETURN PARTNERS, LLC, a ___________ limited liability company, having offices at ________________________________________, and LUCAS ENERGY TOTAL RETURN OFFSHORE
LTD, a ___________ ___________, having offices at
________________________________________ (collectively, the "Secured Party"), and XETHANOL BIOFUELS, LLC, a Delaware limited liability company having its principal offices c/o Xethanol Corporation, 1185 Avenue of the Americas, 20th Floor, New York, New York 10036 (the "Debtor").

                              W I T N E S S E T H:


         WHEREAS, on the date hereof, the Debtor is issuing two Senior Secured Royalty Income Notes in the aggregate principal amount of $5,000,000 (the "Notes"); and

         WHEREAS, in order to induce the Secured Party to provide to the Debtor the loans evidenced by the Notes, the Debtor has agreed to grant to the Secured Party a first priority lien and security interest in the Collateral hereinafter described, in accordance with the terms and conditions of this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Definitions.

                  (a) All references to the Secured Party and the Debtor herein, or to any other person herein, shall include their respective heirs, executors, administrators, personal representatives, successors and permitted assigns. The words "hereof," "herein," "hereunder," "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (b) In addition to those capitalized terms defined elsewhere in this Agreement, the following terms shall have the following respective meanings wherever used in this Agreement:

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         "Collateral" shall have the meaning set forth in Section 2 below.

         "Equipment" shall mean all mechanical and process and personal property now or hereafter acquired located at the Debtor's facility in Blairstown, Iowa.

         "Event of Default" shall have the meaning ascribed thereto in the Notes.

         "Holders" shall mean the holders of Notes (including any replacement Notes from time to time) as same are constituted from time to time.

         "Obligations" shall mean the collective reference to all principal, interest, collection costs, expenses and other amounts owing or payable from time to time under the Notes and/or this Agreement, whether arising before or after the commencement of any bankruptcy or insolvency case with respect to the Debtor (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case).

         "Person" or "person" shall mean any individual, sole proprietorship, partnership, limited partnership, limited liability company, corporation, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

         "Records" shall mean all of the Debtor's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of the Debtor with respect to the foregoing maintained with or by any other Person).

         "Security Interests" shall mean the liens and security interests granted by the Debtor to the Secured Party, and all rights and remedies in respect thereof, pursuant to this Agreement.

         2. The Security Interests.

         In order to secure the due and punctual payment and performance of all Obligations from time to time, the Debtor hereby grants to the Secured Party a continuing lien and security interest in, and hereby assigns to the Secured Party as collateral security, the following described property and interests of the Debtor, whether now owned or hereafter acquired or existing, and wherever located (collectively, the "Collateral"):

                  (a) all Equipment;

                  (b) all Records; and

                  (c) all products and proceeds of the foregoing, in any form, including, without limitation, insurance proceeds and all claims against third parties for loss or damage to or destruction of any or all of the foregoing.

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         3. Filing; Further Assurances.

         The Debtor will, at its expense, execute, deliver, file and record (in such manner and form as the Secured Party shall require), or permit the Secured Party to file and record, (a) all financing statements, (b) all carbon, photographic or other reproductions of financing statements or this Agreement (which shall be sufficient as a financing statement hereunder), (c) all endorsements to title to any vehicles or other Collateral as may be required in order to perfect the Security Interests therein, and (d) all specific assignments or other papers that may be necessary or desirable, or that the Secured Party may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Secured Party to exercise and enforce its rights hereunder with respect to any of the Collateral. The Debtor hereby appoints the Secured Party as the Debtor's attorney-in-fact to execute and file, in the name and on behalf of the Debtor, such additional financing statements and other assignments and documents as the Secured Party may request. In addition, in the event and to the extent that any of Collateral consists of or is represented by instruments or other evidences of ownership such as would require physical possession of same in order to perfect the Security Interests therein under applicable law, the Debtor will promptly, at its expense, deliver same to the Secured Party, with any necessary endorsements thereon.

         4. Representations and Warranties of the Debtor.

         The Debtor hereby represents and warrants as follows:

                  (a) That the Debtor is the valid and lawful owner of all of the Collateral, free from any and all adverse liens, security interests or encumbrances.

                  (b) That the Debtor has full right, power and authority to grant to the Secured Party the Security Interests pursuant to the terms of this Agreement, and that the Security Interests do not conflict with any rights of any other persons or any commitments of the Debtor to any other persons.

                  (c) That no financing statement or other evidence of liens covering any of the Collateral is on file in any public office, other than financing statements and other filings filed pursuant to this Agreement.

                  (d) That all additional information, representations and warranties contained in Exhibit A annexed hereto and made a part hereof are true, accurate and complete on the date hereof.

         5. Covenants of the Debtor.

         The Debtor hereby covenants and agrees as follows:

                  (a) That the Debtor will defend the Collateral and the Security Interests against all claims and demands of all Persons at any time claiming any adverse interest therein or thereagainst.

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                  (b) That the Debtor will give written notice thereof to the
Secured Party at least thirty (30) days prior to (i) any change in the location of the principal office of the Debtor or the office where the Debtor maintains its books and records pertaining to any Collateral, (ii) any change in any of the information contained in Exhibit A annexed hereto, and (iii) the movement or location of any Collateral to or at any address other than as set forth in said Exhibit A.

                  (c) That the Debtor will promptly pay any and all taxes, assessments and governmental charges upon the Collateral prior to the date that penalties may attach thereto or same become a lien on any of the Collateral, except to the extent that such taxes, assessments and charges shall be contested by the Debtor in good faith and through appropriate proceedings.

                  (d) That the Debtor will immediately notify the Secured Party of any event causing a material loss or diminution in the value of the Collateral, and the amount (or the Debtor's best estimate of the amount) of such loss or diminution.

                  (e) That the Debtor will at all times have and maintain insurance (i) with respect to all insurable Collateral in amounts and of types as are customarily maintained by other companies of comparable size and type of business, each of which insurance policies shall name the Secured Party as a loss payee as its interests may appear, and (ii) with respect to the conduct and operation of the Debtor's business, against such liabilities and in such amounts as are customarily maintained by businesses of similar size, scope and location, each of which insurance policies shall name the Secured Party as an additional insured. All policies of insurance shall provide for a minimum of thirty (30) days' written notice to the Secured Party prior to any cancellation, modification or non-renewal thereof. The Debtor shall, on the date hereof and from time to time upon request hereafter, furnish the Secured Party with certificates or other evidence satisfactory to the Secured Party of compliance with the foregoing insurance provisions.

                  (f) That the Debtor will keep all of the Collateral free from any and all adverse liens, security interests or encumbrances and in good order and repair, reasonable wear and tear excepted, and will not waste or destroy the Collateral or any part thereof.

                  (g) That the Debtor will not operate or use any of the Collateral in violation of any applicable law.

         6. Records Relating to Collateral.

         The Debtor will keep and maintain complete and accurate records concerning the Collateral at its principal executive office as set forth in Exhibit A annexed hereto, or at such other place(s) of business as the Secured Party may approve in writing. The Debtor will (a) faithfully hold and preserve such records and chattel paper, (b) permit representatives of the Secured Party, at any time during normal business hours, upon reasonable notice, and without undue material disruption of the Debtor's business, to examine and inspect the Collateral and to make copies and abstracts of such records and chattel paper, and (c) furnish to the Secured Party such information and reports regarding the Collateral as the Secured Party may from time to time reasonably request.

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         7.       General Authority.

                  (a) In the event that the Secured Party shall at any time be required to take action to defend the Security Interests, or the Debtor shall fail to satisfy its obligations under Section 5(c) or 5(e) hereof, then the Secured Party shall have the right, but shall not be obligated, to take such steps and make such payments as may be required in order to effect compliance, and the Secured Party shall have the right either to demand and receive immediate reimbursement from the Debtor for all costs and expenses incurred by the Secured Party in connection therewith, and/or to add such costs and expenses to the Obligations.

                  (b) The Debtor hereby irrevocably appoints the Secured Party the true and lawful attorney for the Debtor, with full power of substitution, in the name of the Debtor, the Secured Party or otherwise, for the sole use and benefit of the Secured Party, but at the Debtor's expense, to the extent permitted by law to exercise, at any time and from time to time during the continuance of an Event of Default, any or all of the following powers with respect to any or all of the Collateral (which powers shall be in addition and supplemental to any powers, rights and remedies of the Secured Party described herein):

                  (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof; and

                  (ii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by the Secured Party in connection therewith; and

                  (iii) to settle, compromise, discharge, extend, compound, prosecute or defend any action or proceeding with respect thereto; and

                  (iv) to sell, transfer, assign or otherwise deal in or with same, or the proceeds or avails thereof, as fully and effectually as if the Secured Party were the absolute owner thereof; and

                  (v) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto; and

                  (vi) to discharge any taxes, liens, security interests or other encumbrances at any time placed thereon.

Anything hereinabove contained to the contrary notwithstanding, the Secured Party shall give the Debtor not less than ten (10) days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market.

         8. Remedies Upon Event of Default.

         If any Event of Default shall have occurred and be continuing, then the Secured Party may exercise all of the rights and remedies of a secured party under applicable law, and, in addition, the Secured Party may, without being required to give any notice, except as herein


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

provided or as may be required by mandatory provisions of law, (a) apply the cash, if any, then held by it as Collateral in the manner specified in Section 10 hereof, and (b) if there shall be no such cash or if such cash shall be insufficient to pay all of the Obligations in full, sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Secured Party may deem satisfactory. The Secured Party may require the Debtor to assemble all or any part of the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to the Debtor and the Secured Party. Any holder of an Obligation may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold on a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold same, absolutely free from any right or claim of whatsoever kind. Upon any such sale, the Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of the Debtor. To the extent permitted by law, the Debtor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. The Secured Party shall give the Debtor not less than ten (10) days' prior written notice of its intention to make any such public or private sale or sales at a broker's board or on a securities exchange. Such notice, in case of a public sale, shall state the time and place fixed for such sale, and in case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof being sold, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix in the notice of such sale. At any such sale, the Collateral may be sold in one lot as an entirety or in separate parcels, as the Secured Party may determine. The Secured Party shall not be obligated to make such sale pursuant to any such notice. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         9. Right of Secured Party to Use and Operate Collateral.

         Upon the occurrence and during the continuance of any Event of Default, to the extent permitted by law, the Secured Party shall have the right and power, with or without legal process, to enter upon any or all of the premises where the Equipment is located and/or any other location at which any Equipment may be maintained, to take possession of all or any part of the Equipment, and to exclude the Debtor and all persons claiming under the Debtor wholly or partly therefrom, and thereafter to sell same in accordance herewith and/or hold, store, and/or use,

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

operate, manage and control the same. Upon any such taking of possession, the Secured Party may, from time to time, at the expense of the Debtor, make all such repairs, replacements, alterations, additions and improvements to the Collateral as the Secured Party may deem proper. The Secured Party shall further have the right to manage and control the Collateral, and to carry on the business and to exercise all rights and powers of the Debtor in respect thereof as the Secured Party shall deem proper, including the right to enter into any and all such agreements with respect to the leasing and/or operation of the Collateral or any part thereof, and/or the sale of Equipment, as the Secured Party may see fit; and the Secured Party shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Secured Party may be required or authorized to make under any provision of this Agreement (including legal costs and reasonable attorneys' fees). The remainder of such rents, issues, profits, fees, revenues and other income shall be applied in accordance with Section 10 below, and, unless otherwise provided or required by law or by a court of competent jurisdiction, any surplus shall be paid over to the Debtor. The Debtor shall, upon request of the Secured Party, cooperate with the Secured Party in all lawful respects in connection with any exercise by the Secured Party of its rights hereunder. Anything elsewhere contained in this Agreement to the contrary notwithstanding, no use or operation of any of the Collateral, or the conduct of any business associated with any of the Collateral, shall constitute an assumption by the Secured Party of any liabilities or obligations relating to such Collateral or the conduct of such business, and the Secured Party hereby disclaims any responsibility for or in respect of any such liabilities and obligations.

         10. Application of Collateral and Proceeds.

         The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order of priorities:

                  (a) first, to pay the expenses of such sale or other realization, and all expenses, liabilities and advances incurred or made by or on behalf of the Secured Party in connection therewith, and any other unreimbursed expenses for which the Secured Party is to be reimbursed pursuant to Section 11 hereof;

                  (b) second, to the payment of the Obligations to the Holders thereof, ratably in proportion to the respective amounts of Obligations held by such Holders; and

                  (c) finally, to pay to the Debtor, or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

         11. Expenses; Secured Party's Lien.

         The Debtor will, forthwith upon demand, pay to the Secured Party:

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                  (a) the amount of any taxes or other charges which the Secured
Party may have been required to pay by reason of the Security Interests (including any applicable transfer taxes) or to free any of the Collateral from any lien thereon; and

                  (b) the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel and of any agents not regularly in its employ, which the Secured Party may incur in connection with (i) the operation, collection, sale or other disposition of any of the Collateral, (ii) the exercise by the Secured Party of any of the powers conferred upon it hereunder, and/or (iii) any default on the Debtor's part hereunder.

         12. Termination of Security Interests; Release of Collateral.

         Upon the indefeasible payment in full of all Obligations, the Security Interests shall terminate and all rights in the Collateral shall revert to the Debtor. Upon any such termination of the Security Interests or release of Collateral, the Secured Party will, at the Debtor's expense, execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

         13. Notices.

         All notices, demands and other communications hereunder shall be given or made to the subject party at its address first set forth above, or at such other address and/or telecopier number as the addressee may hereafter specify for the purpose by means of written notice to the other party hereto. Such notices and other communications will be effectively given only if and when given in writing and personally delivered, when sent by facsimile transmission to a party's designated facsimile number, one (1) day after being sent by Federal Express, DHL or other recognized overnight courier service with all charges prepaid or billed to the account of the sender, or three (3) days after being mailed by first class mail with all postage prepaid.

         14. Waivers; Non-Exclusive Remedies.

         No failure on the part of the Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy under this Agreement preclude any exercise of any other right, power or remedy. The remedies in this Agreement are cumulative and are not exclusive of any other remedies provided by law, in equity or otherwise.

         15. Changes in Writing.

         Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

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         16. Governing Law; Waiver of Jury Trial.

                  (a) This Agreement shall (irrespective of where it is executed, delivered and/or performed) be governed by and construed in accordance with the laws of New York (without giving effect to principles of conflicts of law), except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any other jurisdiction are governed by the laws of such jurisdiction.

                  (b) THE DEBTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING UNDER OR RELATING TO THIS AGREEMENT, AND CONSENTS THAT THE SECURED PARTY MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE DEBTOR WITH RESPECT TO JURISDICTION AND THE WAIVER OF THE RIGHT TO TRIAL BY JURY.

         17.      Severability.

         If any provision hereof is held invalid or unenforceable in any jurisdiction, such provision shall (for purposes of enforcement in such jurisdiction only) be reduced in scope and effect to the extent necessary to render same enforceable, and the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party.

         18. Headings.

         The captions and Section headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning or interpretation of any provision hereof.

         19.      Assignment.

         This Agreement may not be assigned by the Debtor without the Secured Party's prior written consent, but shall otherwise be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first set forth above.

                                 SECURED PARTY:

                                 LUCAS ENERGY TOTAL RETURN PARTNERS, LLC


                                 By:
                                    --------------------------------------------
                                     Name:
                                     Title:


                                 LUCAS ENERGY TOTAL RETURN OFFSHORE LTD.


                                 By:
                                    --------------------------------------------
                                     Name:
                                     Title:


                                 DEBTOR:

                                 XETHANOL BIOFUELS, LLC


                                 By:
                                    --------------------------------------------
                                     Name:
                                     Title:

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EXHIBIT A

                              TO SECURITY AGREEMENT

             Additional Information, Representations and Warranties

(1)  The exact name of the Debtor is as first set forth in the Security
     Agreement.

(2)  The Debtor has no subsidiaries.

(3)  The Debtor owns and uses the following trade names:

                  None.

(4) The Debtor is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware.

(5) The principal executive office of the Debtor is located c/o Xethanol Corporation, 1185 Avenue of the Americas, 20th Floor, New York, New York 10036, and the books and records pertaining to the Collateral are located at such address. The street addresses where the Equipment is located are ____________________________________________________________________ and
     ___________________________________________________________________.

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